SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  February 16, 1999.


                                  LEHMAN ABS CORPORATION
           (as depositor under the Pooling and Servicing Agreement, dated as of
                  June 1, 1998, which will issue Class A Certificates).


            LEHMAN ABS CORPORATION HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,
                                   SERIES 1998-3.
                 (Exact name of Registrant as specified in its Charter)


                                        DELAWARE
                     (State or Other Jurisdiction of Incorporation)

           333-39649                      13-3447441
          (Commission File Number)        (I.R.S. Employer Identification No.)


          THREE WORLD FINANCIAL CENTER
          200 VESEY STREET
          NEW YORK, NEW YORK                           10022
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (212) 526-7000


          Item 5.     Other Events

               Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          Item 7.     Financial Statement and Exhibits

          Exhibits:     (as noted in Item 5 above)

          Monthly Report to Certificateholders as to distributions made on February 16, 1999.

                                      SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        Bankers Trust Company of California,
                                        N.A., not in its individual
                                        capacity, but solely as a duly
                                        authorized agent of the Registrant
                                        pursuant to the Pooling and
                                        Servicing Agreement, dated as of
                                        June 1, 1998.


          Date:  March 20, 1999         By:  /s/ Judy L. Gomez
                                        Judy L. Gomez
                                        Assistant Vice President


                                  EXHIBIT INDEX

          Document


          Monthly Report to Certificateholders as to distributions made on February 16, 1999.





Lehman Home Equity Loan Trust
Home Equity Loan Asset-Backed Certificates
 Series 1998-3

Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

          A-1   24,961,000.00  16,115,006.34      72,338.47   1,416,838.07   1,
>489,176.54           0.00           0.00  14,698,168.27
          A-2   11,667,000.00  11,667,000.00      60,085.05           0.00
> 60,085.05           0.00           0.00  11,667,000.00
          A-3   12,147,000.00  12,147,000.00      63,872.98           0.00
> 63,872.98           0.00           0.00  12,147,000.00
          A-4   18,694,000.00  18,694,000.00     100,947.60           0.00
>100,947.60           0.00           0.00  18,694,000.00
          A-5   11,594,000.00  11,594,000.00      65,989.18           0.00
> 65,989.18           0.00           0.00  11,594,000.00
          R              0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00


TOTALS          79,063,000.00  70,217,006.34     363,233.28   1,416,838.07   1,
>780,071.35           0.00           0.00  68,800,168.27

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

          A-1     525180BV6    645.607401146    2.898059773   56.762071632   59
>.660131405  588.845329514       5.050000%      4.985630%
          A-2     525180BW4    1,000.000000000    5.150000000    0.000000000  5
>.150000000  1,000.000000000       6.180000%      6.180000%
          A-3     525180BX2    1,000.000000000    5.258333745    0.000000000  5
>.258333745  1,000.0000000000       6.310000%      6.310000%
          A-4     525180BY0    1,000.000000000    5.400000000    0.000000000  5
>.400000000  1,000.000000000       6.480000%      6.480000%
          A-5     525180BZ7    1,000.000000000    5.691666379    0.000000000  5
>.691666379  1,000.000000000       6.830000%      6.830000%
          R       LH9803101      0.000000000    0.000000000    0.000000000    0
>.000000000    0.000000000       0.000000%      0.000000%


SELLER:                       Home Loan and Investment Bank, F.S.B.        ADMI
>NISTRATOR:                 Jake D. Steen
SERVICER:                     Home Loan and Investment Bank, F.S.B.
>                          Bankers Trust Company
LEAD UNDERWRITER:             Lehman ABS Corporation
>                           3 Park Plaza
RECORD DATE:                  January 29, 1999
>                          Irvine, CA 92614
DISTRIBUTION DATE:            February 16, 1999
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 5
>                            (c) COPYRIGHT 1999 Bankers Trust Company
Lehman Home Equity Loan Trust
Home Equity Loan Asset-Backed Certificates
 Series 1998-3

Statement  To  Certificateholders


Distribution Date:            February 16, 1999

ACCRUED SERVICING FEE COLLECTED:
>                               29,726.69
PERMITTED REDUCTIONS TO SERVICING FEES:
>                               (1,199.97)

TOTAL SERVICING FEES DUE MASTER SERVICER:
>                                              28,526.72

AMOUNT OF MONTHLY ADVANCES:
>                                             102,571.64

AMOUNT OF COMPENSATING INTEREST:
>                                               1,199.97

AMOUNT DUE THE CERTIFICATE INSURER:
>                                               7,606.84

DELINQUENT LOAN
>                               TOTAL          TOTAL
INFORMATION:                                                   30 TO 59       6
>0 TO 89      90 AND OVER     LOANS IN       LOANS IN
(INCLUDING LOANS IN FORECLOSURE)                                 DAYS
> DAYS           DAYS        FORECLOSURE        REO
GROUP 1         PRINCIPAL BALANCE                               606,435.96
>184,895.95     816,394.74           0.00           0.00
PERCENTAGE OF ENDING POOL BALANCE                                   0.8814%
>    0.2687%        1.1866%        0.0000%        0.0000%
NUMBER OF LOANS                                                         10
>         3             10              0              0
PERCENTAGE OF LOANS REMAINING                                       0.8881%
>    0.2664%        0.8881%        0.0000%        0.0000%


BOOK VALUE OF REO PROPERTY:
>                                                   0.00

ORIGINAL PRINCIPAL BALANCE OF MORTGAGE LOAN GROUP I:
>                                          79,063,885.69
BEGINNING PRINCIPAL BALANCE OF MORTGAGE LOAN GROUP I:
>                                          70,217,892.03
ENDING PRINCIPAL BALANCE OF MORTGAGE LOAN GROUP I:
>                                          68,801,053.96


ORIGINAL PRINCIPAL BALANCE OF MORTGAGE LOAN POOL:
>                                          79,063,885.69
BEGINNING PRINCIPAL BALANCE OF MORTGAGE LOAN POOL:
>                                          70,217,892.03
ENDING PRINCIPAL BALANCE OF MORTGAGE LOAN POOL:
>                                          68,801,053.96

NUMBER OF LOANS IN GROUP I AT THE BEGINNING OF THE RELATED DUE PERIOD:
>                                                  1,155
NUMBER OF LOANS IN GROUP I AT THE END OF THE RELATED DUE PERIOD:
>                                                  1,126


TOTAL NUMBER OF LOANS AT THE BEGINNING OF THE RELATED DUE PERIOD:
>                                                  1,155
TOTAL NUMBER OF LOANS AT THE END OF THE RELATED DUE PERIOD:
>                                                  1,126

GROUP I WEIGHTED AVERAGE REMAINING TERM TO MATURITY:
>                                                    202

                                                                Page 2 of 5
>                            (c) COPYRIGHT 1999 Bankers Trust Company
Lehman Home Equity Loan Trust
Home Equity Loan Asset-Backed Certificates
 Series 1998-3

Statement  To  Certificateholders


Distribution Date:            February 16, 1999

PRINCIPAL BALANCE OF LOANS SUBJECT TO PREPAYMENTS AS OF THE CURRENT DISTRIBUTIO
>N DATE:                                    1,286,833.15
NUMBER OF LOANS SUBJECT TO PRINCIPAL PREPAYMENTS AS OF THE CURRENT DISTRIBUTION
> DATE:                                                29

PRINCIPAL CURTAILMENTS ON MORTGAGE LOANS:
>                                              14,236.93

PRINCIPAL PORTION OF MONTHLY PAYMENTS ON MORTGAGE LOANS:
>                                              77,779.69

FIXED RATE PRINCIPAL REMITTANCE AMOUNT COMPONENTS:

               SCHEDULED PRINCIPAL PAYMENTS
>                               77,779.69
               CURTAILMENTS
>                               14,236.93
               PREPAYMENTS
>                            1,286,833.15
               INSURANCE PROCEEDS
>                                    0.00
               RELEASED MORTGAGE PROPERTY PROCEEDS
>                                    0.00
               NET LIQUIDATION PROCEEDS
>                                    0.00
               UNRECOVERED CLASS A-1 PORTION
>                               37,988.30
               UNRECOVERED CLASS A-2 PORTION
>                                    0.00
               PRIOR FIXED RATE CARRY FORWARD AMOUNT
>                                    0.00
               PRINCIPAL PORTION OF PRICE ON REPURCHASED MORTGAGE LOANS
>                                    0.00
               PRINCIPAL SUBSTITUTION ADJUSTMENT AMOUNT
>                                    0.00
               REMAINING PRE-FUNDING AMOUNTS FOR DISTRIBUTION
>                                    0.00

FIXED RATE PRINCIPAL REMITTANCE AMOUNT:
>                                           1,416,838.07


TOTAL AMOUNT OF INTEREST RECEIVED ON MORTGAGE LOANS:
>                                             541,842.64

AMOUNT OF FIXED RATE INSURED PAYMENTS AS OF THE CURRENT DISTRIBUTION DATE:
>                                                   0.00


FIXED RATE AVAILABLE REMITTANCE AMOUNT AS OF THE CURRENT DISTRIBUTION DATE:
>                                           1,904,614.09


GROUP I WEIGHTED AVERAGE MORTGAGE INTEREST RATE:
>                                                   9.47%


REIMBURSEMENTS TO THE SERVICER OR SELLER TO THE EXTENT OF REIMBURSABLE AMOUNTS:
>                                                   0.00

REIMBURSEMENTS TO THE SERVICER OR SELLER TO THE EXTENT OF NONRECOVERABLE ADVANC
>ES:                                                0.00


                                                                Page 3 of 5
>                            (c) COPYRIGHT 1999 Bankers Trust Company
Lehman Home Equity Loan Trust
Home Equity Loan Asset-Backed Certificates
 Series 1998-3

Statement  To  Certificateholders


Distribution Date:            February 16, 1999

AMOUNT TRANSFERRED FROM THE SIMPLE INTEREST SUB-ACCOUNT TO THE CERTIFICATE ACCO
>UNT:                                               0.00

SIMPLE INTEREST EXCESS SUB-ACCOUNT BEGINNING BALANCE:
>                                              33,513.45

               NET SIMPLE INTEREST EXCESS DEPOSITED IN SIMPLE INTEREST EXCESS S
>UB-ACCT.                       17,266.34
               NET SIMPLE INTEREST SHORTFALL WITHDRAWN FROM SIMPLE INTEREST SUB
>-ACCT.                              0.00
               LESS:  ANNUAL WITHDRAWAL OF 90% OF BALANCE  - P&S SECTION 5.03
>                                    0.00

SIMPLE INTEREST EXCESS SUB-ACCOUNT ENDING BALANCE:
>                                              50,779.79

AMOUNT TRANSFERRED FROM THE SPREAD ACCOUNT TO THE CERTIFICATE ACCOUNT:
>                                                   0.00

SPREAD ACCOUNT BEGINNING BALANCE:
>                                           1,234,050.56

               AMOUNT OF MONTHLY EXCESS SPREAD DEPOSITED
>               116,935.90
               GAIN / (LOSSES) ON AMOUNTS INVESTED IN SPREAD ACCOUNT
>                 4,552.26
               TOTAL AMOUNT DEPOSITED IN THE SPREAD ACCOUNT
>                              121,488.16
               TOTAL AMOUNTS WITHDRAWN FROM THE SPREAD ACCOUNT
>                                    0.00

SPREAD ACCOUNT ENDING BALANCE:
>                                           1,355,538.72

EXCESS SPREAD PERCENTAGE:
>                                                 100.00%

AMOUNT OF EXCESS SPREAD:
>                                             116,935.90

AMOUNT OF MONTHLY EXCESS SPREAD:
>                                             116,935.90

AMOUNT OF SPREAD ACCOUNT EXCESS:
>                                                   0.00

AMOUNT OF SPREAD ACCOUNT EXCESS APPLIED TO REIMBURSABLE AMOUNTS:
>                                                   0.00

AMOUNT OF SPREAD ACCOUNT EXCESS APPLIED TO MONTHLY ADVANCES:
>                                                   0.00

AMOUNT OF SPREAD ACCOUNT EXCESS APPLIED TO CLASS R CERTIFICATEHOLDERS:
>                                                   0.00

BASE SPREAD ACCOUNT REQUIREMENT:
>                                           1,502,213.83

SUMMARY OF REALIZED LOSSES:

               CURRENT GROUP I REALIZED LOSSES:
>                                              37,988.30
               CUMMULATIVE GROUP I REALIZED LOSSES:
>                                              37,988.30

               CUMULATIVE LOSS PERCENTAGE
>                                                   0.00%


                                                                Page 4 of 5
>                            (c) COPYRIGHT 1999 Bankers Trust Company
Lehman Home Equity Loan Trust
Home Equity Loan Asset-Backed Certificates
 Series 1998-3

Statement  To  Certificateholders


Distribution Date:            February 16, 1999

COMPONENTS OF REIMBURSEMENTS TO THE SERVICER FROM THE CERTIFICATE ACCOUNT PURSU >ANT TO:

               SECTION 3.03 (ii)  ACCRUED & UNPAID SERVICING FEES & ADVANCES
>                                    0.00
               SECTION 3.03 (iv)  INTEREST EARNED ON SPREAD ACCOUNT DUE SERVICE
>R                                   0.00
               SECTION 3.03 (v)  AMOUNTS DEPOSITED IN CERTIFICATE ACCOUNT IN ER
>ROR                                 0.00
               SECTION 3.03 (vii)  REO CONSERVATION & DISPOSITION AMOUNTS DUE S
>ERVICER                             0.00
               SECTION 3.03 (viii)  REIMBURSEMENT OF NONRECOVERABLE ADVANCES
>                                1,639.62

TOTAL AMOUNT OF REIMBURSEMENTS TO THE SERVICER:
>                                               1,639.62

AMOUNT DUE THE SELLER PURSUANT TO SECTION 3.02 (b) (ii) AS OF THE FIRST DISTRIB
>UTION DATE:                                        0.00

                                                                Page 5 of 5
>                            (c) COPYRIGHT 1999 Bankers Trust Company